[Logo]	PROXY CARD

THE INTEGRITY FUNDS
Williston Basin/Mid-North America Stock Fund

NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
The Integrity Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Integrity Growth & Income Fund, Integrity High Income Fund, and Williston Basin/Mid-North America Stock Fund (each, a "Fund" and, collectively, the "Funds"), each a series of The Integrity Funds, revoking previous proxies, hereby appoints Laura K. Anderson, Kevin M. Flagstad, Robert E. Walstad and Brent M. Wheeler, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

		For	Against	Abstain

IMPORTANT: This proxy must be completed, signed, and dated on the reverse side.

3.	To elect four Trustees to the Board of Trustees. You may only vote shares of the Fund you hold as of the Record Date.

	Independent Trustees	For	Withhold

Orlin W. Backes

R. James Maxson

Jerry M. Stai

	Interested Trustee	For	Withhold

Robert E. Walstad

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Four simple methods to vote your proxy:

1.

Internet: Log on www.integrityfunds.com/proxy. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: ControlNum
2.	Phone: Simply dial toll-free (800)601-5593 or (701)857-0230. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
4.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Integrity Fund Services, Inc. at (701)852-2548.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	[graphic]
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		[graphic]
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

Williston Basin/Mid-North America Stock Fund—Proxy Tabulation

Last updated: 7/24/2009

Total Shares Outstanding on record date (05/01/09)	381,835.274
Shares needed to attain quorum (50% + 1)	190,918.637

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH VIKING FUND MANAGEMENT, LLC.

Vote Tally:
	# of Shares "For"	# of Shares "Against"	# of Shares "Abstained"
Broadridge (Level 3 accounts)	136,600.000	5,442.000	9,436.000
Integrity (non-Level 3 accounts)	47,492.862	0.000	2,111.948
Total For/Against/Abstained	184,092.862	5,442.000	11,547.948
Total shares voted	201,082.810

Calculation of % Received:
	Shares	% of Total
For	184,092.862	91.55%
Against	5,442.000	2.71%
Abstain	11,547.948	5.74%
Total Shares Voted	201,082.810
Percentage of Shares Voted		52.66%
Additional Shares needed for quorum		-10,164.173

PROPOSAL 2: TO APPROVE MANAGER-OF-MANAGER STRUCTURE.

Vote Tally:
	# of Shares "For"	# of Shares "Against"	# of Shares "Abstained"
Broadridge (Level 3 accounts)	133,649.000	11,785.000	6,044.000
Integrity (non-Level 3 accounts)	46,659.031	833.831	2,111.948
Total For/Against/Abstained	180,308.031	12,618.831	8,155.948
Total shares voted	201,082.810

Calculation of % Received:
	Shares	% of Total
For	180,308.031	89.67%
Against	12,618.831	6.28%
Abstain	8,155.948	4.06%
Total Shares Voted	201,082.810
Percentage of Shares Voted		52.66%
Additional Shares needed for quorum		-10,164.173

PROPOSAL 3: TO ELECT TRUSTEES/DIRECTORS.

Vote Tally:
	# of Shares "For"	# of Shares "Withhold"
Orlin W. Backes
Broadridge (Level 3 accounts)	138,126.000	13,352.000
Integrity (non-Level 3 accounts)	44,157.814	5,446.996
Total For/Against	182,283.814	18,798.996
Total shares voted	201,082.810

R. James Maxson
Broadridge (Level 3 accounts)	138,126.000	13,352.000
Integrity (non-Level 3 accounts)	43,779.265	5,825.545
Total For/Against	181,905.265	19,177.545
Total shares voted	201,082.810

Jerry M. Stai
Broadridge (Level 3 accounts)	138,126.000	13,352.000
Integrity (non-Level 3 accounts)	47,885.117	1,719.693
Total For/Against	186,011.117	15,071.693
Total shares voted	201,082.810

Robert E. Walstad
Broadridge (Level 3 accounts)	138,126.000	13,352.000
Integrity (non-Level 3 accounts)	47,885.117	1,719.693
Total For/Against	186,011.117	15,071.693
Total shares voted	201,082.810

Calculation of % Received:
	Shares	% of Total
Orlin W. Backes
For	182,283.814	90.65%
Withhold	18,799	9.35%
Total Shares Voted	201,082.810
Percentage of Shares Voted		52.66%
Additional Shares needed for quorum		-10,164.173

	Shares	% of Total
R. James Maxson
For	181,905.265	90.46%
Withhold	19,178	9.54%
Total Shares Voted	201,082.810
Percentage of Shares Voted		52.66%
Additional Shares needed for quorum		-10,164.173

	Shares	% of Total
Jerry M. Stai
For	186,011.117	92.50%
Withhold	15,072	7.50%
Total Shares Voted	201,082.810
Percentage of Shares Voted		52.66%
Additional Shares needed for quorum		-10,164.173

	Shares	% of Total
Robert E. Walstad
For	186,011.117	92.50%
Withhold	15,072	7.50%
Total Shares Voted	201,082.810
Percentage of Shares Voted		52.66%
Additional Shares needed for quorum		-10,164.173

[Logo]	PROXY CARD

THE INTEGRITY FUNDS
Integrity Growth & Income Fund

NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
The Integrity Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Integrity Growth & Income Fund, Integrity High Income Fund, and Williston Basin/Mid-North America Stock Fund (each, a "Fund" and, collectively, the "Funds"), each a series of The Integrity Funds, revoking previous proxies, hereby appoints Laura K. Anderson, Kevin M. Flagstad, Robert E. Walstad and Brent M. Wheeler, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

		For	Against	Abstain

IMPORTANT: This proxy must be completed, signed, and dated on the reverse side.

3.	To elect four Trustees to the Board of Trustees. You may only vote shares of the Fund you hold as of the Record Date.

	Independent Trustees	For	Withhold

Orlin W. Backes

R. James Maxson

Jerry M. Stai

	Interested Trustee	For	Withhold

Robert E. Walstad

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Four simple methods to vote your proxy:

1.

Internet: Log on www.integrityfunds.com/proxy. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: ControlNum
2.	Phone: Simply dial toll-free (800)601-5593 or (701)857-0230. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
4.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Integrity Fund Services, Inc. at (701)852-2548.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	[graphic]
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		[graphic]
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

Integrity Growth & Income Fund—Proxy Tabulation

Last updated: 7/24/2009

Total Shares Outstanding on record date (05/01/09)	935,023.524
Shares needed to attain quorum (50% + 1)	467,512.762

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH VIKING FUND MANAGEMENT, LLC.

Vote Tally:
	# of Shares "For"	# of Shares "Against"	# of Shares "Abstained"
Broadridge (Level 3 accounts)	176,372.000	9,592.000	9,448.000
Integrity (non-Level 3 accounts)	237,361.571	21,995.566	33,447.843
Total For/Against/Abstained	413,733.571	31,587.566	42,895.843
Total shares voted	488,216.980

Calculation of % Received:
	Shares	% of Total
For	413,733.571	84.74%
Against	31,587.566	6.47%
Abstain	42,895.843	8.79%
Total Shares Voted	488,216.980
Percentage of Shares Voted		52.21%
Additional Shares needed for quorum		-20,704.218

PROPOSAL 2: TO APPROVE MANAGER-OF-MANAGER STRUCTURE.

Vote Tally:
	# of Shares "For"	# of Shares "Against"	# of Shares "Abstained"
Broadridge (Level 3 accounts)	167,598.000	17,784.000	10,028.000
Integrity (non-Level 3 accounts)	227,420.465	33,738.059	31,646.456
Total For/Against/Abstained	395,018.465	51,522.059	41,674.456
Total shares voted	488,214.980

Calculation of % Received:
	Shares	% of Total
For	395,018.465	80.91%
Against	51,522.059	10.55%
Abstain	41,674.456	8.54%
Total Shares Voted	488,214.980
Percentage of Shares Voted		52.21%
Additional Shares needed for quorum		-20,702.218

PROPOSAL 3: TO ELECT TRUSTEES/DIRECTORS.

Vote Tally:
	# of Shares "For"	# of Shares "Withhold"
Orlin W. Backes
Broadridge (Level 3 accounts)	178,464.000	16,949.000
Integrity (non-Level 3 accounts)	240,152.639	52,652.341
Total For/Against	418,616.639	69,601.341
Total shares voted	488,217.980

R. James Maxson
Broadridge (Level 3 accounts)	178,915.000	16,498.000
Integrity (non-Level 3 accounts)	239l455.368	53,346.612
Total For/Against	418,370.368	69,847.612
Total shares voted	488,217.980

Jerry M. Stai
Broadridge (Level 3 accounts)	179,140.000	16,273.000
Integrity (non-Level 3 accounts)	240,311.346	52,493.634
Total For/Against	419,451.346	68,766.634
Total shares voted	488,217.980

Robert E. Walstad
Broadridge (Level 3 accounts)	178,623.000	16,790.000
Integrity (non-Level 3 accounts)	237,949.489	54,855.491
Total For/Against	416,572.489	71,645.491
Total shares voted	488,217.980

Calculation of % Received:
	Shares	% of Total
Orlin W. Backes
For	418,616.639	85.74%
Withhold	69,601	14.26%
Total Shares Voted	488,217.980
Percentage of Shares Voted		52.21%
Additional Shares needed for quorum		-20,705.218

	Shares	% of Total
R. James Maxson
For	418,370.368	85.69%
Withhold	69,848	14.31%
Total Shares Voted	488,217.980
Percentage of Shares Voted		52.21%
Additional Shares needed for quorum		-20,705.218

	Shares	% of Total
Jerry M. Stai
For	419,451.346	85.91%
Withhold	68,767	14.09%
Total Shares Voted	488,217.980
Percentage of Shares Voted		52.21%
Additional Shares needed for quorum		-20,705.218

	Shares	% of Total
Robert E. Walstad
For	416,572.489	85.33%
Withhold	71,645	14.67%
Total Shares Voted	201,082.810
Percentage of Shares Voted		52.21%
Additional Shares needed for quorum		-20,705.218

[Logo]	PROXY CARD

THE INTEGRITY FUNDS
Integrity High Income Fund

NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
The Integrity Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Integrity Growth & Income Fund, Integrity High Income Fund, and Williston Basin/Mid-North America Stock Fund (each, a "Fund" and, collectively, the "Funds"), each a series of The Integrity Funds, revoking previous proxies, hereby appoints Laura K. Anderson, Kevin M. Flagstad, Robert E. Walstad and Brent M. Wheeler, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

		For	Against	Abstain

IMPORTANT: This proxy must be completed, signed, and dated on the reverse side.

3.	To elect four Trustees to the Board of Trustees. You may only vote shares of the Fund you hold as of the Record Date.

	Independent Trustees	For	Withhold

Orlin W. Backes

R. James Maxson

Jerry M. Stai

	Interested Trustee	For	Withhold

Robert E. Walstad

4.	To approve a new investment sub-advisory agreement between Viking Fund Management, LLC and J.P. Morgan Investment Management Inc. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Four simple methods to vote your proxy:

1.

Internet: Log on www.integrityfunds.com/proxy. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: ControlNum
2.	Phone: Simply dial toll-free (800)601-5593 or (701)857-0230. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
4.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Integrity Fund Services, Inc. at (701)852-2548.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	[graphic]
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		[graphic]
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

Integrity High Income Fund—Proxy Tabulation

Last updated: 7/24/2009

Total Shares Outstanding on record date (05/01/09)	6,699,162.822
Shares needed to attain quorum (50% + 1)	3,349,582.411

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH VIKING FUND MANAGEMENT, LLC.

Vote Tally:
	# of Shares "For"	# of Shares "Against"	# of Shares "Abstained"
Broadridge (Level 3 accounts)	2,416,381.000	134,721.000	81,230.000
Integrity (non-Level 3 accounts)	692,118.285	15,804.843	98,617.399
Total For/Against/Abstained	3,108,499.285	150,525.843	179,847.399
Total shares voted	3,438,872.527

Calculation of % Received:
	Shares	% of Total
For	3,108,499.285	90.39%
Against	150,525.843	4.38%
Abstain	179,847.399	5.23%
Total Shares Voted	3,438,872.527
Percentage of Shares Voted		51.33%
Additional Shares needed for quorum		-89,290.116

PROPOSAL 2: TO APPROVE MANAGER-OF-MANAGER STRUCTURE.

Vote Tally:
	# of Shares "For"	# of Shares "Against"	# of Shares "Abstained"
Broadridge (Level 3 accounts)	2,334,286.000	214,987.000	83,057.000
Integrity (non-Level 3 accounts)	677,705.628	22,512.788	106,322.111
Total For/Against/Abstained	3,011,991.628	237,499.788	189,379.111
Total shares voted	3,438,870.527

Calculation of % Received:
	Shares	% of Total
For	3,011,991.628	87.59%
Against	237,499.788	6.91%
Abstain	189,379.111	5.51%
Total Shares Voted	3,438,870.527
Percentage of Shares Voted		51.33%
Additional Shares needed for quorum		-89,288.116

PROPOSAL 3: TO ELECT TRUSTEES/DIRECTORS.

Vote Tally:
	# of Shares "For"	# of Shares "Withhold"
Orlin W. Backes
Broadridge (Level 3 accounts)	2,534,608.000	97,729.000
Integrity (non-Level 3 accounts)	691,100.925	115,439.602
Total For/Against	3,225,708.925	213,168.602
Total shares voted	3,438,877.527

R. James Maxson
Broadridge (Level 3 accounts)	2,537,544.000	92,793.000
Integrity (non-Level 3 accounts)	695,654.205	110,886.322
Total For/Against	3,235,198.205	203,679.322
Total shares voted	3,438,877.527

Jerry M. Stai
Broadridge (Level 3 accounts)	2,532,197.000	100,140.000
Integrity (non-Level 3 accounts)	695,654.205	110,886.322
Total For/Against	3,227,851.205	211,026.322
Total shares voted	3,438.877.527

Robert E. Walstad
Broadridge (Level 3 accounts)	2,538,476.000	93,861.000
Integrity (non-Level 3 accounts)	694,215.494	112,325.033
Total For/Against	3,232,691.494	206,186.033
Total shares voted	3,438,877.527

Calculation of % Received:
	Shares	% of Total
Orlin W. Backes
For	3,225,708.925	93.80%
Withhold	213,169	6.20%
Total Shares Voted	3,438,877.527
Percentage of Shares Voted		51.33
Additional Shares needed for quorum		-89,295.116

	Shares	% of Total
R. James Maxson
For	3,235,198.205	94.08%
Withhold	203,679	5.92%
Total Shares Voted	3,438,877.527
Percentage of Shares Voted		51.33%
Additional Shares needed for quorum		-89,295.116

	Shares	% of Total
Jerry M. Stai
For	3,227,851.205	93.86%
Withhold	211,026	6.14%
Total Shares Voted	3,438,877.527
Percentage of Shares Voted		51.33%
Additional Shares needed for quorum		-89,295.116

	Shares	% of Total
Robert E. Walstad
For	3,232,691.494	94.00
Withhold	206,186	6.00%
Total Shares Voted	3,438,877.527
Percentage of Shares Voted		51.33%
Additional Shares needed for quorum		-89,295.116

PROPOSAL 4: TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN VIKING FUND MANAGEMENT, LLC AND J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Vote Tally:
	# of Shares "For"	# of Shares "Against"	# of Shares "Abstained"
Broadridge (Level 3 accounts)	2,409,271.000	140,223.000	82,842.000
Integrity (non-Level 3 accounts)	680,087.805	17,002.957	109,449.765
Total For/Against/Abstained	3,089,358.805	157,225.957	192,291.765
Total shares voted	3,438,876.527

Calculation of % Received:
	Shares	% of Total
For	3,089,358.805	89.84%
Against	157,225.957	4.57%
Abstain	192,291.765	5.59%
Total Shares Voted	3,438,876.527
Percentage of Shares Voted		51.33%
Additional Shares needed for quorum		-89,294.116